WORLD OMNI 1996-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
October 31, 1996
                                                       Aggregate
                                                       Net Investment
Aggregate Net Investment Value                         Value                     99.8%
Original                                               890,001,916.00            888,221,912.00
10/1/96                                                890,001,916.00            888,221,912.00

Principal collections & reimbursement loss amount       16,213,104.99             16,180,678.78
10/31/96                                               873,788,811.01            872,041,233.22

Certificate Balance @ 10/31/96                         890,001,916.00            888,221,912.00

                                                       Class A-1
                                                       Allocation                Certificate
Aggregate Net Investment Value                         Percentage                   Balance

Original                                                        71.41133%        621,605,269
10/1/96                                                         71.41133%        621,605,269

Principal collections & reimbursement loss amount                                 15,694,807
10/31/96                                                                         605,910,462

Certificate Balance @ 10/31/96                                  71.41133%        621,605,269

                                                       Class A-2
                                                       Allocation                Certificate
Aggregate Net Investment Value                         Percentage                Balance

Original                                                        22.97642%        200,000,000
10/1/96                                                         22.97642%        200,000,000

Principal collections & reimbursement loss amount                                    128,821
10/31/96                                                                         199,871,179

Certificate Balance @ 10/31/96                                  22.97642%        200,000,000

                                                       Class B
                                                       Allocation                Certificate
Aggregate Net Investment Value                         Percentage                Balance

Original                                                         5.61224%         48,852,205
10/1/96                                                          5.61224%         48,852,205

Principal collections & reimbursement loss amount                                     31,466
10/31/96                                                                          48,820,739

Certificate Balance @ 10/31/96                                   5.61224%         48,852,205



Aggregate Net Investment Value                         Seller Interest               Balance

Original                                                         2.00000%         17,764,438
10/1/96

Principal collections & reimbursement loss amount                2.00000%            312,131
10/31/96                                                         2.00000%         17,452,307

Certificate Balance @ 10/31/96                                   2.00000%         17,764,438


Distributable Amounts                                  Total

Interest Distributable Amount                            4,742,759.66
Principal Distributable Amount (1)                      15,606,557.15
Reimbursed Charged-off Amount (1)                          572,110.39
Reimbursed Residual Value Loss Amount                        2,011.24
Reimbursed Additional Loss Amount                                0.00

Total                                                   20,923,438.44

Distributable Amounts                                  Class A-1                 %

Interest Distributable Amount                            3,263,427.66
Principal Distributable Amount (1)                      15,294,426.02                     98.00000%
Reimbursed Charged-off Amount (1)                          400,380.61                     69.98310%
Reimbursed Residual Value Loss Amount                            0.00                      0.00000%
Reimbursed Additional Loss Amount                                0.00                      0.00000%

Total                                                   18,958,234.29

Distributable Amounts                                  Class A-2                 %

Interest Distributable Amount                            1,091,666.67
Principal Distributable Amount (1)                               0.00                      0.00000%
Reimbursed Charged-off Amount (1)                          128,821.50                     22.51690%
Reimbursed Residual Value Loss Amount                            0.00                      0.00000%
Reimbursed Additional Loss Amount                                0.00                      0.00000%

Total                                                    1,220,488.17

Distributable Amounts                                  Class B                   %

Interest Distributable Amount                              284,971.20
Principal Distributable Amount (1)                               0.00                      0.00000%
Reimbursed Charged-off Amount (1)                           31,466.07                      5.50000%
Reimbursed Residual Value Loss Amount                            0.00                      0.00000%
Reimbursed Additional Loss Amount                                0.00                      0.00000%

Total                                                      316,437.27

Distributable Amounts                                  Seller Interest           %

Interest Distributable Amount                              102,694.13
Principal Distributable Amount (1)                         312,131.14                      2.00000%
Reimbursed Charged-off Amount (1)                                0.00                      0.00000%
Reimbursed Residual Value Loss Amount                            0.00                      0.00000%
Reimbursed Additional Loss Amount                                0.00                      0.00000%

Total                                                      414,825.27
(1)  These amounts will not be distributed during the Revolving period.  They will be reinvested in additional contracts.

Certificate Factors                                    Series A-1                Series A-2             Class B

                                     10/1/96                   100.0000000%              100.0000000%           100.0000000%
                                     10/31/96                  100.0000000%              100.0000000%           100.0000000%

Pool Data                                              10/1/96                   $

Number of Loans                                             45,000
Prepayments                                                    284                 5,533,065.92
Scheduled Terminations                                           0                         0.00
Charge-Offs                                                    106                 2,053,143.00
Weighted Ave APR                                                 8.77%


Pool Data                                              10/31/96                  $

Number of Loans                                             45,359
Prepayments                                                    314                 5,812,150.43
Scheduled Terminations                                           2                    35,615.17
Charge-Offs                                                    113                 2,069,008.90
Weighted Ave APR                                                 8.77%


Account Balances                                       Pay Ahead                 Advance                Reserve Fund

Balance as of  10/01/96                                  1,882,359.84                252,691.70          31,087,767.00
Balance as of  10/31/96                                  1,832,325.89                251,506.66          31,087,767.00
Change                                                     (50,033.95)                (1,185.04)                  0.00
Required Amount (withdrawl from reserve)                                                                          0.00
Reserve Fund Requirement                                                                                 31,087,767.00
Reserve Fund Supplement Requirement                                                                               0.00

Residual Value Surplus Account

Beginning Balance 10/01/96                                       0.00
Deposits                                                         0.00
Withdrawls                                                       0.00
Ending Balance 10/31/96                                          0.00




Distribution per $1,000                                                          Total

Total Distribution Amount                                                                  5.33961119

Interest Distribution Amount                                                               5.33961119
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Seller Principal not paid to Seller                                                    -----
Seller Interest not paid to Seller                                                     -----

Unpaid Class B Principal Carryover Shortfall                                           -----

Distribution per $1,000                                                          Class A-1

Total Distribution Amount                                                                  5.25000000

Interest Distribution Amount                                                               5.25000000
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000


Seller Principal not paid to Seller                                                    -----
Seller Interest not paid to Seller                                                     -----

Unpaid Class B Principal Carryover Shortfall                                           -----

Distribution per $1,000                                                          Class A-2

Total Distribution Amount                                                                  5.45833335

Interest Distribution Amount                                                               5.45833335
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Seller Principal not paid to Seller                                                    -----
Seller Interest not paid to Seller                                                     -----

Unpaid Class B Principal Carryover Shortfall                                           -----


Distribution per $1,000                                                          Class B

Total Distribution Amount                                                                  5.83333342

Interest Distribution Amount                                                               5.83333342
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Seller Principal not paid to Seller                                                    -----
Seller Interest not paid to Seller                                                     -----

Unpaid Class B Principal Carryover Shortfall                                               0.00000000


Distribution per $1,000                                                          Seller Interest

Total Distribution Amount                                                                  5.78088265

Interest Distribution Amount                                                               5.78088265
Carryover Shortfall                                                                    -----
Prior Carryover Shortfall                                                              -----

Total Carryover Shortfall                                                              -----


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                           -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                              -----
Unpaid Principal Loss Interest Amount                                                  -----

Seller Principal not paid to Seller                                                        0.00000000
Seller Interest not paid to Seller                                                         0.00000000

Unpaid Class B Principal Carryover Shortfall                                           -----



Servicing Fee                                                                    Total

Amount of Servicing Fee Paid                                                         740,184.93
Total Unpaid                                                                               0.00



Servicing Fee                                                                    Class A

Amount of Servicing Fee Paid                                                         684,671.06
Total Unpaid                                                                               0.00




Servicing Fee                                                                    Class B

Amount of Servicing Fee Paid                                                          40,710.17
Total Unpaid                                                                               0.00



Servicing Fee                                                                    Seller Interest

Amount of Servicing Fee Paid                                                          14,803.70
Total Unpaid                                                                               0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                        0.00
SUBI                                                                                       0.00
                                                                                           0.00


Securitization Trustee Expenses Paid  (1)                                                  0.00

Additional Loss Amounts (2)                                                                0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:








                                                       Number of                 Number of
                                                       Matured                   Scheduled              Maturity
                                                       Leases                    Maturities             Ratio
MATURITY RATIO



October                                                          0                        27                      0.00%




(Maturity Ratio Test will be satisfied if the ratio is 50% or less.  This test does not apply unless at least 25 contracts were scheduled to mature.)




CHARGE-OFF RATE                                        August                    September              October





Outstanding                                              2,066,107.16              2,053,143.00           2,069,008.90
Balance

Net
Liquidation                                              1,369,427.85              1,442,382.01           1,384,856.52
Proceeds

Average
Aggregate
Net Investment                                         890,001,916.00            890,001,916.00         890,001,916.00
Value

Annualized
Average
Charge-Off                                                       0.94%                     0.82%                  0.92%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                 0.90%



DELINQUENCY RATE
                                                                 #                                      $

Past Due 31-60 days                                            544                                           10,415,173
Past Due 61-90 days                                             63                                            1,271,227
Past Due 91 + days                                              29                                              584,715

 Total                                                         636                                           12,271,115

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                       Delinquent                Current                Delinquency
                                                       Contracts                 Contracts              Rate
                                                             (> 60 days)


August                                                         123                    44,621                      0.28%
September                                                       90                    45,000                      0.20%
October                                                         92                    45,359                      0.20%

                                                                                                                  0.23%


REALIZATION RATIO
                                                       August                    September              October

Sale
Proceeds                                                    32,030.99                      0.00              32,775.32

Residual Value
of Sold
Matured Leases                                              35,790.72                      0.00              35,265.27

Realization
Ratio                                                           89.50%                     0.00%                 92.94%



(Realization Test will be satisfied if the Maturity Ratio is 25% or less
or the Realization Ratio is 75% or more)                                                                         91.22%

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